Exhibit 23(i)14

                            SQUIRE, SANDERS & DEMPSEY
                                       LLP
                               COUNSELLORS AT LAW
                                 4900 KEY TOWER
                                127 PUBLIC SQUARE
                           CLEVELAND, OHIO 44114-1304

                                                       TELEPHONE (216) 479-8500
                                                       TELECOPIER (216) 479-8780

                                 February , 1999




First Investors Management Company, Inc.
95 Wall Street
New York, New York  10005-4297

               Re:  First Investors Multi-State Insured Tax-Free Fund
                    -------------------------------------------------

Gentlemen:

               We hereby consent to the use of our name and the reference of our firm in Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of First Investors Multi-State Insured Tax-Free Fund and the related Prospectus.

                                                Very truly yours,

                                                /s/Squire, Sanders & Dempsey LLP